UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2025

PAYCOR HCM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40640	83-1813909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4811 Montgomery Road Cincinnati, OH	45212
(Address of principal executive offices)	(Zip Code)

(800) 381-0053

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PYCR	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On January 7, 2025, Paycor HCM, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Paychex, Inc., a Delaware corporation (“Parent”), and Skyline Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

Effect on Capital Stock

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Company common stock, par value $0.001 per share (“Company Stock”) (other than shares of Company Stock (i) held by the Company as treasury stock or owned by Parent or Merger Sub immediately prior to the Effective Time or (ii) held by any subsidiary of either the Company or Parent (other than Merger Sub) immediately prior to the Effective Time (in each case, other than shares of Company Stock held by any such person in a trustee, custodian or nominee capacity for the account of clients or customers of such persons)) issued and outstanding immediately prior to the Effective Time (other than shares held by any holder who is entitled to appraisal rights and has properly exercised such rights under Delaware law) will be converted into the right to receive $22.50 in cash, without interest (the “Merger Consideration”).

Representations and Warranties and Covenants

The Company, Parent and Merger Sub have each made customary representations, warranties and covenants in the Merger Agreement. Among other things, (i) the Company has agreed, subject to certain exceptions, to use reasonable best efforts to conduct its business in the ordinary course consistent with past practice, from the date of the Merger Agreement until the earlier of the termination of the Merger Agreement and the Effective Time, and not to take certain actions prior to the Effective Time without the prior written consent of Parent (not to be unreasonable withheld, conditioned or delayed) and (ii) until the Effective Time, the Company agreed not to solicit or engage in discussions or negotiations regarding any acquisition proposal.

Treatment of Company Equity Awards and Company Employee Stock Purchase Plan (the “Company ESPP”)

At or immediately prior to the Effective Time, each Company Stock Option (as defined in the Merger Agreement), whether or not exercisable or vested, will be cancelled, and the Company will pay each such holder at or promptly after the Effective Time for each such Company Stock Option surrendered an amount in cash equal to (i) the excess, if any, of the Merger Consideration over the applicable exercise price of such Company Stock Option, multiplied by (ii) the number of shares of Company Stock such holder could have purchased (assuming full vesting of all Company Stock Options) had such holder exercised such Company Stock Option in full immediately prior to the Effective Time.

Each Company Stock Option that is outstanding as of immediately prior to the Effective Time with an exercise price that is equal to or greater than the Merger Consideration will be cancelled at the Effective Time without any consideration to the holder thereof.

At or immediately prior to the Effective Time, each award of Company RSUs (as defined in the Merger Agreement) that is held by an employee of the Company whose position is at or above the level of “Director” will be cancelled and exchanged as of the Closing for a number of restricted stock units in Parent (“Parent RSUs”), subject to the same terms and conditions as were applicable to such Company RSU award immediately prior to the Effective Time, equal to the number of Company RSUs subject to such award multiplied by the quotient of (i) the Merger Consideration divided by (ii) the average volume weighted average price per ordinary share of Parent Stock (as defined in the Merger Agreement) for the 30 consecutive trading day period ending on the last trading day preceding the Effective Time (such quotient, the “Company Award Conversion Ratio”) (rounded down to the nearest whole number in aggregate on an award-by-award basis).

At or immediately prior to the Effective Time, each Company RSU award held by other participants who are not non-employee members of the Company’s board of directors (including for this purpose each Company Serbia Phantom Award (as defined in the Merger Agreement), without regard to such participant’s level) will be canceled and converted as of the Closing into the right of the holder thereof to receive, without interest, an amount in restricted cash equal to (i) the Merger Consideration, multiplied by (ii) the number of Company RSUs subject to such award, subject to the same terms and conditions as were applicable to such Company RSU award immediately prior to the Effective Time.

At or immediately prior to the Effective Time, each Company RSU held by a non-employee member of the Company’s board of directors will fully vest and be cancelled and converted as of the Closing into the right of the holder thereof to receive, without interest, an amount in cash equal to the Merger Consideration.

At or immediately prior to the Effective Time, each Company PSU (as defined in the Merger Agreement) award will be canceled and exchanged for a number of Parent RSUs, subject to the same terms and conditions as were applicable to such Company PSU immediately prior to the Effective Time, equal to the number of Company PSUs underlying such award (determined based on the actual level of performance as of the Effective Time) multiplied by the Company Award Conversion Ratio (rounded down to the nearest whole number in aggregate on an award-by-award basis).

At or immediately prior to the Effective Time, each Company Restricted Stock Award (as defined in the Merger Agreement) will be cancelled and exchanged as of the Closing for a number of restricted stock awards in Parent, subject to the same terms and conditions as were applicable to such Company Restricted Stock Award immediately prior to the Effective Time, equal to the number of shares subject to Company Restricted Stock Award multiplied by the Company Award Conversion Ratio (rounded down to the nearest whole number in aggregate on an award-by-award basis).

At or immediately prior to the Effective Time, the Company will ensure that (i) the Company ESPP will be frozen and suspended at the end of the “offering period” that is in progress as of the date of the Merger Agreement with no new offering periods thereafter, (ii) no new participants in the Company ESPP are permitted as of the date of the Merger Agreement and no then-current participants will be permitted to increase their payroll deductions or rate of contributions thereunder, (iii) effective as of immediately prior to the Effective Time, any then outstanding “offering period” will be accelerated to no later than the fifth business day prior to the Closing Date, (iv) each purchase right under any outstanding offering period as of the date of the Merger Agreement will be fully exercised on the earlier of (x) the scheduled purchase date for such offering period and (y) such accelerated exercise date, if applicable, (v) thereafter, any remaining participant payroll deductions not applied to the purchase of shares will be returned to the participant without interest prior to the Effective Time, and (vi) the Company ESPP will terminate prior to, and contingent upon, the Effective Time.

Closing Conditions

The consummation of the Merger (the “Closing”) is subject to certain customary mutual conditions, including (i) (A) approval of the Merger Agreement and the Merger by the holders of a majority of Company Stock and (B) if such approval is obtained by Written Consent (as defined below), the mailing of the information statement on Schedule 14C to the stockholders of the Company at least 20 days prior to the Closing, (ii) the absence of any order, injunction or law issued or enforced by any court or governmental authority of competent jurisdiction that prohibits, makes illegal or enjoins the consummation of the Merger and (iii) the expiration or termination of any waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The obligation of each party to consummate the Merger is also conditioned upon (x) the accuracy of the representations and warranties of the other party as of the Closing (subject to customary materiality qualifiers), (y) compliance by the other party in all material respects with its pre-Closing obligations and covenants under the Merger Agreement and (z) in Parent’s case, (1) the absence of a material adverse effect with respect to the Company and (2) certain approvals under U.S. state laws in respect of money transmitter licenses having been obtained. Following the execution of the Merger Agreement, the Company’s majority stockholder, comprised of funds advised by Apax Partners LLP, together with certain of their affiliates (the “Majority Stockholder”), executed and delivered to the Company a written consent adopting the Merger Agreement and approving the transactions contemplated thereby, including the Merger (the “Written Consent”), thereby providing the required stockholder approval for the Merger. No further action by the holders of Company Stock is required to complete the Merger. The Closing may not occur prior to April 15, 2025, unless Parent elects to waive such inside date.

Termination Rights

The Merger Agreement contains certain customary termination rights for the Company and Parent. Parent and the Company may agree to terminate the Merger Agreement by mutual written consent. Either the Company or Parent may terminate the Merger Agreement if (i) the Merger has not been consummated on or before October 7, 2025 (the “End Date”), (ii) any governmental authority of competent jurisdiction has issued a permanent injunction or other order prohibiting or preventing the consummation of the Merger that has become final and non-appealable or (iii) the other party breaches any representation, warranty or covenant that results in the failure of the related Closing condition to be satisfied, subject to a cure period in certain circumstances.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated by reference herein. The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company or Parent. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them. Stockholders should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Company or Parent. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement. Further, investors should read the Merger Agreement not in isolation, but only in conjunction with the other information that the respective companies include in reports, statements and other filings they make with the Securities and Exchange Commission.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 7, 2025, the holders of a majority of the outstanding Company Stock entitled to vote thereon executed a written stockholder consent adopting the Merger Agreement and approving the transactions contemplated thereby, including the Merger.

Pursuant to rules adopted by the Securities and Exchange Commission under the Exchange Act, a Schedule 14C information statement will be filed with the Securities and Exchange Commission (the “SEC”) and sent or provided to the stockholders of the Company.

Item 8.01	Other Events.

As described in Item 1.01 above, on January 7, 2025, the Company entered into the Merger Agreement. The Company will file an information statement on Schedule 14C setting forth required information about the Merger and related matters.

On January 7, 2025, Parent issued a press release announcing the execution of the Merger Agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains, and the Company’s other filings and press releases may contain, statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements other than statements of historical fact, including statements regarding market and industry prospects and future results of operations or financial position, made in this Current Report on Form 8-K are forward-looking statements. In many cases, you can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts, or by terminology, such as “may”, “should”, “expects”,

“intends”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of such terms and other comparable terminology. Statements in this Current Report on Form 8-K that are forward-looking may include, but are not limited to, statements regarding the benefits of the proposed acquisition of the Company by Parent and the associated integration plans, expected synergies and capital expenditure commitments, anticipated future operating performance and results of the Company, the expected management and governance of the Company following the acquisition and expected timing of the closing of the proposed acquisition and other transactions contemplated by the Merger Agreement.

There may also be other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are difficult to predict and are generally outside the Company’s control, that could cause actual performance or results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the occurrence of any event, change or other circumstance that could give rise to the right of the Company or Parent or both of them to terminate the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; (ii) the failure to obtain applicable regulatory approval in a timely manner; (iii) the risk that the proposed acquisition may not close in the anticipated timeframe or at all due to one or more of the closing conditions to the proposed acquisition not being satisfied or waived; (iv) the risk that there may be unexpected costs, charges or expenses resulting from the proposed acquisition; (v) risks related to the integration of the acquired business and the ability to achieve expected synergies and operating efficiencies within the expected timeframes or at all and the possibility that such integration may be more difficult, time consuming or costly than expected; (vi) risks that the benefits of the proposed acquisition are not realized when and as expected; (vii) risks that the proposed acquisition disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed acquisition may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (viii) risks related to disruption of the Company’s management’s time and attention from ongoing business operations due to the proposed acquisition; (ix) continued availability of capital and financing and rating agency actions; (x) the risk that any announcements relating to the proposed acquisition could have adverse effects on the market price of the Company’s or Parent’s common stock, credit ratings or operating results; (xi) the risk that the proposed acquisition and its announcement could have an adverse effect on the ability of the Company or Parent to retain and hire key personnel, to retain customers and to maintain relationships with each of their respective business partners, suppliers and customers and on their respective operating results and businesses generally; (xii) the risk of litigation that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers and/or regulatory actions related to the proposed acquisition, including the effects of any outcomes related thereto; (xiii) risks related to unpredictable and severe or catastrophic events, including but not limited to acts of terrorism, war or hostilities, cyber attacks, or the impact of any pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on the Company’s business, financial condition and results of operations, as well as the response thereto by the Company’s management; (xiv) the impact of inflation and global conflicts, including disruptions in European economies as a result of the war in Ukraine, the Israel-Hamas war, the relationship between China and Taiwan, and ongoing trade disputes between the United States and China; and (xv) other business effects, including the effects of industry, market, economic, political or regulatory conditions.

Also, the Company’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in Paycor’s filings with the SEC, including those set forth in the Risk Factors section and under any “Forward-Looking Statements” or similar heading in the Company’s most recently filed Annual Report on Form 10-K filed August 22, 2024, the Company’s Quarterly Reports on Form 10-Q and the Company’s Current Reports on Form 8-K.

The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate. As a result, the forward-looking statements based upon those assumptions also could be incorrect. Except to the extent required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements speak only as of the date hereof.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect to the proposed transaction involving the Company and Parent. The Company intends to file relevant materials with the SEC, including a preliminary and definitive information statement relating to the proposed transaction. The definitive information statement will be mailed to the Company’s stockholders. This Current Report on Form 8-K is not a substitute for the information statement or any other document that may be filed by the Company with the SEC.

COMPANY STOCKHOLDERS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The Company’s stockholders will be able to obtain a free copy of the information statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investors.paycor.com.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this Current Report on Form 8-K, and this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of January 7, 2025, by and among Paycor HCM, Inc., Paychex, Inc. and Skyline Merger Sub, Inc.*

99.1	Press Release, dated January 7, 2025.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

*

All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOR HCM, INC.

Date: January 7, 2025	By:	/s/ Alice Geene
	Name:	Alice Geene
	Title:	Chief Legal Officer and Secretary